Exhibit 99.1

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 7-1-2006	Data Current as of 7/5/2006 10:26:27 AM

A.	DATES	Begin	End	# days

1	Determination Date		7/18/2006

2	Payment Date		7/20/2006

3	Collection Period	5/28/2006	7/1/2006	35

4	Monthly Interest Period - Actual/360	6/20/2006	7/19/2006	30

5	Monthly Interest - 30/360			30

B. SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	285,000,000.00	10,867,585.67	10,867,585.67	—	—
7	Class A-2 Notes	288,000,000.00	288,000,000.00	31,875,508.55	256,124,491.45	0.8893212
8	Class A-3 Notes	435,000,000.00	435,000,000.00	—	435,000,000.00	1.0000000
9	Class A-4 Notes	226,188,000.00	226,188,000.00	—	226,188,000.00	1.0000000
10	Subordinated Notes	28,408,655.00	28,408,655.00	—	28,408,655.00	1.0000000

11	Total Securities	$1,262,596,655.00	$988,464,240.67	$42,743,094.22	$945,721,146.45

12	Net Pool Balance	$1,364,964,811.90	$1,064,333,153.24		$1,018,129,310.50

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	4.3664%	39,543.52	3.6386667	10,907,129.19	1,003.6386667
14	Class A-2 Notes	4.7300%	1,135,200.00	3.9416667	33,010,708.55	114.6205158
15	Class A-3 Notes	4.8000%	1,740,000.00	4.0000000	1,740,000.00	4.0000000
16	Class A-4 Notes	4.8600%	916,061.40	4.0500000	916,061.40	4.0500000

	Total Securities		3,830,804.92		46,573,899.14

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received	29,515,845.76
18	Scheduled Interest Payments Received	3,400,891.30
19	Prepayments of Principal Received	287,806.33
20	Liquidation Proceeds	15,873,400.03
21	Recoveries Received	414,640.03
22	Other Payments Received to Reduce Principal	—

23	Subtotal: Total Collections	49,492,583.45

24	Repurchased Receivables	—
25	Reserve Account Excess Amount (Item 85)	38,168.99

26	Total Available Funds, prior to Servicer Advances	49,530,752.44

27	Servicer Advance (Item 68)	—

28	Total Available Funds + Servicer Advance	49,530,752.44

29	Reserve Account Draw Amount (Item 71)	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount	49,530,752.44

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)	—
32	Servicing Fees (Item 38)	823,720.20
33	Class A Noteholder Interest (Item 47)	3,830,804.92
34	Principal Distribution Amount (Item 72)	42,743,094.22
35	Amount Paid to Reserve Account to Reach Specified Balance	—
36	Other Amounts Paid to Trustees	—
37	Certificateholders Principal Distribution Amount	—

38	Remaining Funds to Certificateholder	2,133,133.10

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 7-1-2006	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

39	Servicing Fees	823,720.20	—	823,720.20

	Pro rata:
40	Class A-1 Interest	39,543.52	—	39,543.52
41	Class A-2 Interest	1,135,200.00	—	1,135,200.00
42	Class A-3 Interest	1,740,000.00	—	1,740,000.00
43	Class A-4 Interest	916,061.40	—	916,061.40
44	Class A-1 Interest Carryover Shortfall	—	—	—
45	Class A-2 Interest Carryover Shortfall	—	—	—
46	Class A-3 Interest Carryover Shortfall	—	—	—
47	Class A-4 Interest Carryover Shortfall	—	—	—

48	Class A Noteholder Interest	3,830,804.92	—	3,830,804.92

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
49	Beginning Note Balance - All Classes			988,464,240.67
50	Beginning Net Pool Balance		1,064,333,153.24
51	Receipts of Scheduled Principal		(29,515,845.76)
52	Receipts of Prepaid Principal		(287,806.33)
53	Liquidation Proceeds		(15,873,400.03)
54	Other Collections of Principal		—
55	Principal Amount of Repurchases		—
56	Principal Amount of Defaulted Receivables		(526,790.62)

57	Ending Net Pool Balance		1,018,129,310.50
58	Yield Supplement Overcollateralization Amount		72,408,164.05

59	Adjusted Pool Balance		945,721,146.45
60	Less: Adjusted Pool Balance - End of Collection Period			945,721,146.45

61	Calculated Principal Distribution Amount			42,743,094.22

	Calculation of Servicer Advance:
62	Available Funds, prior to Servicer Advances (Item 26)			49,530,752.44
63	Less: Prior Advance Reimbursement (Item 31)			—
64	Less: Servicing Fees Paid (Item 32)			823,720.20
65	Less: Interest Paid to Noteholders (Item 33)			3,830,804.92
66	Less: Calculated Principal Distribution (Item 60)			42,743,094.22

67	Equals: Remaining Available Funds before Servicer Advance			2,133,133.10
68	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)			N/A

69	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)			—

	Calculation of Reserve Account Draw Amount:
70	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)			2,133,133.10
71	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)			—

72	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)			—

73	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)			42,743,094.22

	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance			—
75	Less: Prior Advance Reimbursement			—
76	Plus: Additional Payment Advances for Current Period			—

77	Ending Balance of Payment Advance			—

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 7-1-2006	PAGE 3

F.	RESERVE ACCOUNT

	Reserve Account Balances:
78	Specified Reserve Account Balance (Lesser of (a) $9,469,474.91, and (b) the aggregate note balance)		9,469,474.91
79	Initial Reserve Account Balance		6,312,983.28

80	Beginning Reserve Account Balance		9,469,474.91
81	Plus: Net Investment Income for the Collection Period		38,168.99

82	Subtotal: Reserve Fund Available for Distribution		9,507,643.90
83	Plus: Deposit of Excess Available Funds (Item 35)		—
84	Less: Reserve Account Draw Amount (Item 71)		—

85	Subtotal Reserve Account Balance		9,507,643.90
86	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)		38,168.99

87	Equals: Ending Reserve Account Balance		9,469,474.91

88	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

G.	POOL STATISTICS

	Collateral Pool Balance Data:	Initial	Current

89	Net Pool Balance	1,364,964,812	1,018,129,311
90	Number of Current Contracts	84,775	75,020
91	Weighted Average Loan Rate	3.42%	3.39%
92	Average Remaining Term	48.9	42.2
93	Average Original Term	57.9	58.5

			Outstanding
	Net Credit Loss and Repossession Activity:	Units	Principal Balance

94	Aggregate Outstanding Principal Balance of Charged Off Receivables	34	526,791
95	Liquidation Proceeds on Related Vehicles		—
96	Recoveries Received on Receivables Previously Charged Off		414,640

97	Net Principal Losses for Current Collection Period	34	112,151

98	Beginning Net Principal Losses	206	2,581,815
99	Net Principal Losses for Current Collection Period	34	112,151

100	Cumulative Net Principal Losses	240	2,693,965

				Outstanding
	Delinquencies Aging Profile - End of Period:	Percentage	Units	Principal Balance

101	Current	99.26%	74,464	1,010,560,256
102	31 - 60 Days Delinquent	0.66%	502	6,728,933
103	61 - 90 Days Delinquent	0.08%	54	840,121

104	Total	100.00%	75,020	1,018,129,311